UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported):

August 13, 2019

MONRO, INC.

(Exact name of registrant as specified in its charter)

New York	0-19357	16-0838627
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Holleder Parkway, Rochester, New York	14615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (585) 647-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	MNRO	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (“Annual Meeting”) of the Company was held on August 13, 2019. At the Annual Meeting, the Company’s shareholders voted on each of the matters described below. Approximately 30,825,355 shares (representing 92.8% of total shares outstanding and entitled to vote) were present at the Annual Meeting either in person or by proxy.

1. The Company’s shareholders elected four directors to Class 2 of the Board of Directors to serve a two-year term, until their successors have been elected and qualified at the 2021 annual meeting of shareholders. The number of shares that (i) voted for the election of each director and (ii) withheld authority to vote for each director, as well as the number of broker non-votes, are set forth in the table below.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Frederick M. Danziger	23,498,891	5,489,932	1,836,532
Stephen C. McCluski	24,476,948	4,511,875	1,836,532
Robert E. Mellor	23,875,320	5,113,503	1,836,532
Peter J. Solomon	27,544,672	1,444,151	1,836,532

2. The Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. The number of shares that voted for or against, or that abstained from voting on, the compensation paid to the Company’s named executive officers, as well as the number of broker non-votes, are set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
28,772,884	193,264	22,674	1,836,533

3. The Company’s shareholders ratified the re-appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 28, 2020. The number of shares that voted for or against, or that abstained from voting for, the ratification of the re-appointment of PricewaterhouseCoopers, LLP are summarized in the table below.

Votes For	Votes Against	Abstentions
29,973,138	833,905	18,312

Item 8.01	Voluntary Disclosure of Other Events

On August 13, 2019, the Board of Directors declared a quarterly cash dividend of $.22 per share for the second quarter of the Company’s 2020 fiscal year, ending March 28, 2020. The dividend is payable on September 9, 2019 to shareholders of record as of August 26, 2019, including shares of common stock to which the holders of the Company’s Class C Convertible Preferred Stock are entitled. A copy of the press release announcing the quarterly cash dividend is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release announcing the quarterly cash dividend, dated August 16, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONRO, INC.
(Registrant)

August 16, 2019	By:	/s/ Maureen E. Mulholland
Maureen E. Mulholland
Senior Vice President – General Counsel and
Secretary